UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2014

PDI, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A 300 Interpace Parkway, Parsippany, NJ 07054 (Address of principal executive offices)

Registrant’s telephone number, including area code: (862) 207-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 13, 2014, PDI, Inc. (the “Company” or “PDI”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, through its wholly-owned subsidiary Interpace Diagnostics, LLC (“Interpace”), that it consummated an agreement (the “Agreement”) to acquire miRInform® Thyroid and Pancreas cancer diagnostic tests, other tests in development for thyroid cancer, associated intellectual property and a biobank with more than 5,000 patient tissue samples (collectively the “Acquired Property”) from Asuragen, Inc. (“Asuragen”). On August 13, 2014, the Company executed a Guaranty in favor of Asuragen, guaranteeing the payment and performance obligations of Interpace under the Agreement (the “Guaranty”).

This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information and the pro forma historical information required pursuant to Items 9.01(a) and 9.01(b) on Form 8-K, respectively.  In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed.

Item 9.01  Financial Statements and Exhibits

(a)         Financial Statements of Businesses Acquired.

The following financial statements as required by Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

(i)	Report of Independent Auditors.

(ii)
Statements of revenues and direct expenses of the Acquired Property for the years ended December 31, 2013 and 2012 and for the (unaudited) six months ended June 30, 2014 and 2013 and the related notes to the financial statements.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2014 and the related notes thereto are attached hereto as Exhibit 99.2 and incorporated herein by reference. The unaudited pro forma consolidated statements of operations reflecting the Company’s acquisition of the Acquired Property for the year ended December 31, 2013 and the six months ended June 30, 2014 are not provided as that presentation would require forward-looking information in order to meaningfully present the effects of the acquisition.

(d)         Exhibits.

99.1
Statements of revenues and direct expenses of the Acquired Property in the Transaction for the years ended December 31, 2013 and 2012 and for the (unaudited) six months ended June 30, 2014 and 2013 and the related notes to the financial statements.

99.2	Unaudited pro forma consolidated balance sheet reflecting the Company’s acquisition of the Property as of June 30, 2014 and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, Inc.

Date: October 29, 2014	By:	/s/ Graham G. Miao
Graham G. Miao
Chief Financial Officer